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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2003


                                 ---------------


                            PHOTO CONTROL CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     0-7475
                                     ------
                             Commission File Number


          Minnesota                                           41-0831186
          ---------                                           ----------
(State or Other Jurisdiction                                (I.R.S. Employer
     of Incorporation)                                     Identification No.)


4800 Quebec Avenue North, Minneapolis, Minnesota           55428
------------------------------------------------           -----
  (Address of Principal Executive Offices)               (Zip Code)


                   (763) 537-3601 (Issuer's Telephone Number)
                   --------------




ITEM 7(C).  EXHIBIT.

         The following exhibit is filed herewith:

         99.1 Press Release dated July 21, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is being provided under Item 12: Furnished herewith as Exhibit 99.1 is a press release issued by Photo Control Corporation on July 21, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               PHOTO CONTROL CORPORATION


July 21, 2003                            /s/ Curtis R. Jackels
                                         --------------------------
                                         Curtis R. Jackels
                                         CEO and President





















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